INCOME TAXES	3 Months Ended
Mar. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

Note 19. INCOME TAXES

We have adopted the provisions of ASC 740-10-25, which provide recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. ASC 740-10-25 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities.

Tax positions that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company had no tax positions relating to open income tax returns that were considered to be uncertain as of March 31, 2024.

Prior to the merger, the Company was an S Corporation for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to the stockholders. As such, no recognition of federal or state income taxes for the Company has been provided for prior to January 31, 2024, the date of the consummation of the Merger.

The Company incurred a net loss for the three months ended March 31, 2024 of $1,301,864, which is available to reduce future taxable income, for federal and state income taxes, respectively. The NOL can be carried forward indefinitely and can be used to offset 80% of future taxable income. At the current federal tax rate of 21% and including book to tax differences result in the current tax benefit NOL of approximately $267,000 at March 31, 2024. The Company has no income tax effect due to the recognition of a full valuation allowance on the expected tax benefits of future loss carry forwards based on uncertainty surrounding realization of such assets. During the three months ended March 31, 2024, the Company increased the valuation allowance from $0 to $267,000.